SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 30, 2001

COMMISSION FILE NUMBER: 1-7959

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-1193298
(I.R.S. employer identification no.)

777 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

COMMISSION FILE NUMBER: 1-6828

STARWOOD HOTELS & RESORTS
(Exact name of registrant as specified in its organizational documents)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-0901263
(I.R.S. employer identification no.)

777 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

      In a press release dated May 7, 2001, Starwood Hotels & Resorts Worldwide, Inc. announced that it agreed to sell two separate series of zero coupon convertible senior notes due 2021. The transaction successfully closed on May 25, 2001.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      99.1 Press release dated May 7, 2001 of Starwood Hotels & Resorts Worldwide, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By: /s/ Kenneth S. Siegel	By: /s/ Kenneth S. Siegel

Name: Kenneth S. Siegel	Name: Kenneth S. Siegel

Title: Vice President, General Counsel and Secretary	Title: Executive Vice President, General Counsel and Secretary

Dated: May 30, 2001

INDEX TO EXHIBITS

      99.1 Press release dated May 7, 2001 of Starwood Hotels & Resorts Worldwide, Inc.